UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22051

Voya International High Dividend Equity Income Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2017 to August 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
August 31, 2017
Voya International High Dividend Equity Income Fund
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,
Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IID.” The primary objective of the Fund is to seek current income and current gains, with a secondary objective of long-term capital appreciation.
The Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in dividend-producing equity securities of foreign companies and/or derivatives linked to such securities or indices that include such securities. The Fund also seeks to enhance total returns over a market cycle by selling call options on selected international, regional or country indices, and/or equity securities and/or exchange-traded funds.
For the period ended August 31, 2017, the Fund made monthly distributions totaling $0.31 per share, which were characterized as $0.20 per share return of capital and $0.11 per share net investment income.*
Based on net asset value (“NAV”), the Fund provided a total return of 10.09% for the period ended August 31, 2017.(1)(2) This NAV return reflects an increase in the Fund’s NAV from $6.78 on February 28, 2017 to $7.14 on August 31, 2017, after taking into account the monthly distributions noted above. Based on its share price, the Fund provided a total return of 12.25% for the period ended August 31, 2017.(2)(3) This share price return reflects an increase in the Fund’s share price from $6.78 on February 28, 2017 to $7.28 on August 31, 2017, after taking into account the monthly distributions noted above.
The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the markets and the Fund’s performance.
At Voya our mission is to help you grow and protect your wealth, by offering you and your financial advisor a range of global investment solutions. We invite you to visit our website at www.voyainvestments.com. Here you will find current information on our investment products and services, including our open- and closed-end funds and our retirement portfolios. You will see that Voya offers a broad range of equity, fixed income and multi-asset strategies that aim to fulfill a variety of investor needs.
Thank you for trusting Voya with your investment assets. We look forward to serving you in the months and years ahead.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
October 1, 2017
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and NAV per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

*
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(1)
Total investment return at NAV has been calculated assuming a purchase at NAV at the beginning of each period and a sale at NAV at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

(2)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(3)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan.

Market Perspective: Six Months Ended August 31, 2017

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, were already up more than 4%. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end the first half of the fiscal year up 5.31%. (The Index returned 7.80% for the six-month period ended August 31, 2017, measured in U.S. dollars.)
Markets were thrown into disarray when on November 8, 2016, the new U.S. President was elected on a platform of massive infrastructure spending, tax reductions, lighter financial regulation, trade protectionism and the repeal of the Affordable Care Act.
The platform was seen as reflationary in the U.S. and elsewhere. The yield curve, which had been rising and steepening, did so faster than ever, especially when the Federal Open Market Committee (“FOMC”) raised the federal funds rate by 25bp (0.25%) on December 14 and projected three more similar raises in 2017.
The term “reflation trade”, meaning the positioning of a portfolio to take advantage of an expected increase in demand, economic activity, inflation and interest rates, had been part of the market pundit’s lexicon for years. There is no doubt that it received new impetus after the election, given the legislative agenda described above and the fact that the party charged with getting it enacted had a majority in both houses of Congress.
Yet expectations for this agenda to drive the reflation trade soon faded in 2017. Item 1 would be to repeal and replace the Affordable Care Act. The second version of the bill narrowly passed the House on May 4 after the first was abandoned. The Senate’s increasingly desperate attempts to pass any version foundered in the early hours of July 28. Complex and contentious issues were involved, as they would be with policies on tax reform, deregulation and infrastructure spending.
However, by this point most commentators had largely discounted U.S. legislative initiatives as a major source of investor optimism. Now it was a narrative of improving global growth and corporate earnings, albeit fitful and patchy, that was credited with keeping equity markets firm.
In the euro zone, unemployment edged down to 9.1%, still high but the lowest in eight years. Gross domestic product (“GDP”) grew 2.2% year over year in the second quarter of 2017, the same as the U.S.The Economic Sentiment Indicator ended the period at the highest in a decade and by then European Central Bank President Draghi was hinting that monetary tightening was on the horizon.
China had stabilized after causing grave concern early in 2016, due to declining growth, policy missteps and ballooning debt. While excessive debt remained a problem, GDP growth in the first and second quarters of 2017 was a healthy 6.9% year-over-year. Even Japan contributed some good news with GDP growth in the second quarter reported at 4.0% annualized.
In late August the Wall Street Journal noted that all 45 countries tracked by the Organization for Economic Co-operation and Development were on track to grow this year for the first time since 2007.
In the U.S., the labor market continued to tighten. The August employment report showed the unemployment rate at 4.3%, near the lowest since May 2001, with an average of 195,000 new jobs created over the last three months. Corporate earnings were improving (see below). It was no surprise when the FOMC added a further 25bp (0.25%) in March and another in June to the federal funds rate. After a slow first quarter, second quarter GDP growth was reported at an annualized rate of 3%.
To be sure there remained areas of sluggishness, like core consumer price inflation and wage growth, but each piece of negative news, whether economic or political, seemed to excite a “buy-the-dip” mentality and August ended with the Index less than 1% below its record level.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) rose 2.74% in the half-year. The Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 6.28%, as the yield curve flattened. But indices of riskier classes generally outperformed Treasuries. The Bloomberg Barclays U.S.Corporate Investment Grade Bond sub-index rose 3.85%, the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 3.03%.
U.S. equities, represented by the S&P 500® Index including dividends, climbed 5.65% in the six months through August. The earnings per share of its constituent companies topped 13% growth year-over-year in the first quarter of 2017, and 10% in the second. The technology sector was the leader, up 15.30%. Energy was the weakest sector, down 9.93%, with oil prices down by an eighth (12.5%) over the period.
In currencies, the dollar fell 11.16% against the euro, 3.84% against the pound and 2.51% against the yen. While the U.S. was far ahead of the other regions in terms of monetary tightening, the beginning of the period was near the peak of the euphoria surrounding the reflation trade that had driven the dollar higher.
In international markets, the MSCI Japan® Index gained 5.13% over the half-year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index added 6.74%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. The MSCI UK® Index rose 4.66%. More than 2% was lost in June, after an election called to give the ruling party a dominant majority and facilitate Brexit negotiations, resulted in a hung parliament.
Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bill with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
MSCI All Country Asia Pacific ex-Japan® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of Asia, excluding Japan.
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe® Index	A free float-adjusted market capitalization weighted index designed to measure the equity market performance of the developed markets in Europe.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya International High Dividend Equity Income Fund	Portfolio Managers’ Report

Geographic Diversification as of August 31, 2017 (as a percentage of net assets)

China	13.0%
United States	12.0%
United Kingdom	11.8%
France	8.5%
Australia	8.3%
South Korea	6.7%
Germany	5.7%
Switzerland	5.6%
Taiwan	3.7%
Spain	3.1%
Countries between 0.3% – 3.1%^	20.0%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 14 countries, which each represents 0.3% – 3.1% of net assets.
Portfolio holdings are subject to change daily.
Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified closed-end fund. The primary investment objective of the Fund is to seek to provide total return through a combination of current income and realized gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by:
•	investing at least 80% of its managed assets in a portfolio of international dividend-producing securities or derivatives linked to such securities or indices that include such securities, which the sub-adviser believes will pay above-average, sustainable, dividends; and
•	selling call options on selected international, regional or country indices, and/or on equity securities and/or exchange-traded funds (“ETFs”).
Portfolio Management: The Fund is managed by Martin Jansen, Portfolio Manager of Voya Investment Management Co. LLC; Nicolas Simar, Manu Vandenbulck, Robert Davis and Willem van Dommelen, Portfolio Managers of NNIP Advisors B.V. — the Sub-Advisers.
Equity Portfolio Construction: Under normal market conditions, the Fund seeks to achieve its investment objectives by investing primarily in dividend-producing equity securities of foreign companies (“foreign securities”) and/or derivatives linked to such securities or indices that include such securities. The Fund normally invests across a broad range of countries, industries and market sectors, including in issuers located in countries that are considered emerging markets.
The Sub-Advisers seek to construct a portfolio with a dividend yield that exceeds the weighted average dividend yield of the MSCI All Country World (ex-U.S.) IndexSM and allocates the Fund’s assets among the Europe region, the Asia Pacific region and the Rest-of-the-World region in proportions (“sleeves”) that depend on the Sub-Advisers’ assessment of market conditions across the investing spectrum. The target allocation is expected to be approximately 50% invested in the European sleeve in approximately 50 to 100 European equity securities, 40% invested in the Asia Pacific sleeve in approximately 60 to 120 Asia Pacific equity securities and 10% invested in the Rest-of-the-World sleeve in no more than 50 equity securities. The Fund invests in approximately 110 to 270 equity securities and will

Top Ten Holdings as of August 31, 2017 (as a percentage of net assets)

China Construction Bank	1.3%
Novartis AG	1.3%
Enel S.p.A.	1.3%
GlaxoSmithKline PLC	1.3%
AXA S.A.	1.3%
Cisco Systems, Inc.	1.3%
Dow Chemical Co.	1.3%
Alibaba Group Holding Ltd. ADR	1.3%
Royal Dutch Shell PLC - Class B	1.3%
Roche Holding AG	1.3%
Portfolio holdings are subject to change daily.
select securities through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis.
The Fund’s Option Strategy: To generate premiums, the Fund writes (sells) call options on selected international, regional or country indices, and/or on equity securities, and/or on ETFs with the underlying value of such calls generally having 20% to 50% of the value of the Fund’s holdings of equity securities. The Fund seeks to generate gains from the call writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Call options will be written (sold) usually at-the-money, out-of-the-money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund seeks to maintain written call options positions on selected international, regional or country indices, and/or on equity securities and/or on ETFs whose price movements, taken in the aggregate, are correlated with the price movements of the Fund’s portfolio.
Performance: Based on net asset value (“NAV”) as of August 31, 2017, the Fund provided a total return of 10.09% for the period.(1) This NAV return reflects an increase in the Fund’s NAV from $6.78 on February 28, 2017 to $7.14 on August 31, 2017, after taking into account the monthly distributions. Based on its share price as of August 31, 2017 the Fund provided a total return of 12.25% for the period.(1) This share price return reflects an increase in the Fund’s share price from $6.78 on February 28, 2017 to $7.28 on August 31, 2017 after taking into account the monthly distributions. During the period, the Fund made monthly distributions totaling $0.31 per share, characterized as $0.20 per share return of capital and $0.11 per share net investment income.(2) To reflect the strategic emphasis of the Fund, the equity portfolio uses a blended index comprised of 55% MSCI Europe® Index and 45% MSCI All Country Asia Pacific ex-Japan® Index as a reference index. The blend of 55% in the MSCI Europe® Index and 45% in the MSCI Asia Pacific ex-Japan® Index returned 15.66% for the reporting period, with Asia-Pacific ex-Japan and Europe posting returns of 16.31% and 15.08%, respectively. As of August 31, 2017 the Fund had 8,414,641 shares outstanding.

Portfolio Managers’ Report	Voya International High Dividend Equity Income Fund

Portfolio Specifics: Equity Portfolio: At the Fund level, the equity strategy underperformed the return of the reference index for the reporting period. Within sectors, security selection detracted in especially the consumer discretionary, energy, financials and information technology sectors and added modest value in utilities and telecommunication services. Sector allocation was a drag largely due to underweighting the strong information technology sector. The Pan-Europe sleeve modestly lagged the regional index largely due to negative selection contributions from consumer staples and consumer discretionary, largely offset by positive contributions from industrials and utilities. Underweighting a strong information technology sector and negative stock selection contributions from the consumer sectors, and information technology largely explain the drag from the Asia Pacific ex-Japan region. The return of the sleeve outside these two core regions underperformed the reference index, due to its North American positions which lagged the higher return of the blended benchmark.
Option Portfolio: The option strategy of the Fund seeks to reduce volatility of total returns as well as to gain by writing calls on selected equity indices. The construction of the option portfolio is such that it seeks a low tracking error with the reference index of the equity portfolio. The actual composition of the option portfolio may also depend on the attractiveness of volatility premiums and market trading opportunities.
During the reporting period, call options were sold on the FTSE 100, EuroStoxx 50®, ASX, KOSPI 200, TWSE and Hang Seng indices. The options had a maturity in the range of four to five weeks. The option coverage ratio, for both the Asian Pacific and European sleeves, was approximately 40%, equating to approximately 35% of the fund’s net assets. The strike levels of the call options were generally at-the-money. Rises in all the relevant markets and the associated lower volatility resulted in the amounts due on the settlement of the options exceeding the option premiums on the call writing. Consequently, the option activity had a negative impact on the return of the Fund for the reporting period.
Current Strategy and Outlook: High-dividend strategies are designed to dampen volatility versus the broader market across an investment cycle. With the global economy on a firm footing, we think that the outlook for global markets depends largely on the degree to which accelerating economic and corporate profit growth are able to exceed the potential negative valuation impact of rising interest rates. In the U.S., the implementation of lower corporate tax rates and an infrastructure boost seem to be deferred. In our opinion, modest further market gains are envisaged and we believe the fund should continue to benefit from its call writing activities.

(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2017 (Unaudited)

ASSETS:
Investments in securities at fair value*	$59,140,863
Short-term investments at fair value**	721,275
Cash	223,506
Cash pledged as collateral for OTC derivatives (Note 2)	110,000
Foreign currencies at value***	110,288
Receivables:
Dividends	181,853
Foreign tax reclaims	52,622
Prepaid expenses	434
Other assets	2,519
Total assets	60,543,360
LIABILITIES:
Payable for investment management fees	44,100
Payable to trustees under the deferred compensation plan (Note 6)	2,519
Payable for trustee fees	294
Other accrued expenses and liabilities	76,196
Written options, at fair value^	312,460
Total liabilities	435,569
NET ASSETS	$60,107,791
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$88,136,947
Distributions in excess of net investment income or accumulated net investment loss	(198,892)
Accumulated net realized loss	(28,472,160)
Net unrealized appreciation	641,896
NET ASSETS	$60,107,791
* Cost of investments in securities	$58,461,478
** Cost of short-term investments	$721,275
*** Cost of foreign currencies	$112,066
^ Premiums received on written options	$274,648
Net assets	$60,107,791
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	8,414,641
Net asset value	$7.14
See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,325,483
Total investment income	1,325,483
EXPENSES:
Investment management fees	326,417
Transfer agent fees	10,122
Shareholder reporting expense	14,240
Professional fees	36,576
Custody and accounting expense	43,351
Trustee fees	883
Miscellaneous expense	14,435
Interest expense	69
Total expenses	446,093
Waived and reimbursed fees	(74,589)
Net expenses	371,504
Net investment income	953,979
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	887,243
Foreign currency related transactions	13,418
Written options	(635,988)
Net realized gain	264,673
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	4,420,387
Foreign currency related transactions	458
Written options	22,912
Net change in unrealized appreciation (depreciation)	4,443,757
Net realized and unrealized gain	4,708,430
Increase in net assets resulting from operations	$5,662,409
* Foreign taxes withheld	$133,265
# Foreign taxes accrued on Indian investments	$15,922
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended August 31, 2017	Year Ended February 28, 2017
FROM OPERATIONS:
Net investment income	$953,979	$1,428,984
Net realized gain (loss)	264,673	(1,220,041)
Net change in unrealized appreciation (depreciation)	4,443,757	9,078,611
Increase in net assets resulting from operations	5,662,409	9,287,554
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(917,044)	(1,616,917)
Return of capital	(1,707,469)	(5,058,364)
Total distributions	(2,624,513)	(6,675,281)
FROM CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	28,354	36,598
	28,354	36,598
Net increase in net assets resulting from capital share transactions	28,354	36,598
Net increase in net assets	3,066,250	2,648,871
NET ASSETS:
Beginning of year or period	57,041,541	54,392,670
End of year or period	$60,107,791	$57,041,541
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(198,892)	$(235,827)

See Accompanying Notes to Financial Statements

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per share Operating Performance												Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income gain (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total Investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/recoupment(3)	Net expenses after expense waiver/recoupment(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-17	6.78	0.11•	0.56	0.67	0.11	—	0.20	0.31	7.14	7.28	10.09	12.25	60,108	1.50	1.25	3.21	16
02-28-17	6.47	0.17	0.93	1.10	0.19	—	0.60	0.79	6.78	6.78	18.33	32.92	57,042	1.51	1.25	2.53	43
02-29-16	8.59	0.20	(1.49)	(1.29)	0.25	—	0.58	0.83	6.47	5.76	(15.26)(5)	(19.80)	54,393	1.44	1.25	2.59	46
02-28-15	9.47	0.22	(0.27)	(0.05)	0.58	—	0.25	0.83	8.59	8.08	(0.49)	(4.07)	72,228	1.42	1.25	2.34	37
02-28-14	9.55	0.25	0.55	0.80	0.70	—	0.18	0.88	9.47	9.24	9.07	0.33	79,561	1.48	1.25	2.67	53
02-28-13	9.84	0.23•	0.47	0.70	0.24	—	0.75	0.99	9.55	10.13	7.89	10.94	80,095	1.50	1.26	2.53	94
02-29-12	11.16	0.30•	(0.53)	(0.23)	0.68	—	0.41	1.09	9.84	10.15	(1.66)	(7.01)	82,211	1.46	1.26	3.02	94
02-28-11	10.52	0.26	1.58	1.84	1.20	—	—	1.20	11.16	12.17	18.22	11.30	92,552	1.38	1.25	2.44	99
02-28-10	8.12	0.25	3.96	4.21	0.20	—	1.61	1.81	10.52	12.19	51.96	86.17	86,217	1.41	1.25	2.47	55
02-28-09	16.72	0.57•	(7.22)	(6.65)	0.47	—	1.48	1.95	8.12	7.68	(41.94)	(43.74)	65,793	1.39	1.25	4.31	81
09-25-07(6) - 02-29-08	19.06(7)	0.10	(1.79)	(1.69)	0.25	0.17	0.23	0.65	16.72	16.32	(8.68)	(15.06)	135,902	1.26	1.24	1.32	42

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended February 29, 2016, the Fund’s total return would have been (15.53)%.

(6)
Commencement of operations.

(7)
Net asset value at beginning of period reflects the deduction of the sales load of  $0.90 per share and offering costs of  $0.04 per share paid by the shareholder from the $20.00 offering price.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited)

NOTE 1 — ORGANIZATION
Voya International High Dividend Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, to serve as sub-adviser to the Fund and in turn, Voya IM has engaged NNIP Advisors B.V. (“NNIP Advisors”), a subsidiary of NN Group N.V. (“NN Group”), domiciled in The Hague, The Netherlands, to serve as sub-sub-adviser to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) Over-the-counter swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented only when the Fund has a significant amount of Level 3 investments.
For the period ended August 31, 2017, there have been no significant changes to the fair valuation methodologies.
B. Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S.government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such monthly distributions may also consist of return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of monthly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose the Fund to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended August 31, 2017.
The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2017, the fair value of written OTC call options subject to Master Agreements in a liability position was $312,460. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. As of August 31, 2017, the Fund pledged $110,000 in cash collateral for its open written OTC call options at period end. There were no credit events during the period ended August 31, 2017 that triggered any credit related contingent features.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
The Fund seeks to generate gains from the call options writing strategy over a market cycle to supplement the dividend yield of its underlying portfolio of high dividend yield equity securities. Please refer to Note 7 for the volume of written call option activity during the period ended August 31, 2017.
I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2017, excluding short-term securities, were $9,290,703 and $11,337,176, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.10% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2017, there were no preferred shares outstanding.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM has in turn entered into a sub-sub-advisory agreement with NNIP Advisors. Voya IM and NNIP Advisors provide investment advice for the Fund and are paid by the Investment Adviser and Voya IM, respectively, based on the average daily managed assets of the Fund. Subject to policies as the Board or the Investment Adviser may determine, Voya IM and NNIP Advisors manage the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.25% of average daily managed assets.
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of August 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
August 31,
2018	2019	2020	Total
$119,595	$140,656	$148,389	$408,640

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 5 — EXPENSE LIMITATION
AGREEMENT (continued)

The Expense Limitation Agreement is contractual through March 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS
Transactions in written OTC call options on equity indices were as follows:
	Number of Contracts	Premiums Received
Balance at 02/28/2017	8,008,810	$373,489
Options Written	36,942,860	1,366,883
Options Expired	(7,008,000)	(468,115)
Options Terminated in Closing Purchase Transactions	(30,735,260)	(997,609)
Balance at 08/31/2017	7,208,410	$274,648

NOTE 8 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or period ended	Reinvestment of distributions	Net increase in shares outstanding	Reinvestment of distributions	Net increase
	#	#	($)	($)
8/31/2017	4,013	4,013	28,354	28,354
2/28/2017	5,422	5,422	36,598	36,598
NOTE 9 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2017. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:
Tax Year Ended December 31, 2016
Ordinary Income	Return of Capital
$1,489,504	$5,328,380
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2016 are detailed below.The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
	Amount	Character	Expiration
$ (7,145,713)	$(25,087,050)	Short-term	2017
	(3,533,620)	Long-term	None
$(28,620,670)

As a result of amendments to Regulation S-X, tax cost, appreciation and depreciation now reflect the Fund’s entire portfolio. This includes investments, derivatives, short positions and foreign cash, if applicable. As of August 31, 2017, cost for federal income tax purposes was $59,068,018. Net unrealized appreciation consisted of:

NOTES TO FINANCIAL STATEMENTS as of August 31, 2017 (Unaudited) (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

Gross Unrealized Appreciation	$6,722,836
Gross Unrealized Depreciation	(6,128,787)
Net Unrealized Appreciation	$594,049

The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of August 31, 2017, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2012.
NOTE 10 – SUBSEQUENT EVENTS
Dividends: Subsequent to August 31, 2017, the Fund made distributions of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$0.052	8/15/2017	9/15/2017	9/6/2017
$0.052	9/15/2017	10/16/2017	10/4/2017
$0.052	10/16/2017	11/15/2017	11/2/2017
Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the monthly distribution payments made by the Fund may constitute a return of capital.
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Australia: 8.3%
31,909		Australia & New Zealand Banking Group Ltd.	$746,955	1.2
38,078		Coca-Cola Amatil Ltd.	244,037	0.4
10,923		Rio Tinto Ltd.	592,191	1.0
29,181		Westpac Banking Corp.	726,244	1.2
1,101,568		Other Securities(a)	2,671,399	4.5
			4,980,826	8.3
		Austria: 0.7%
9,459	@	Erste Group Bank AG	400,049	0.7
		Belgium: 0.5%
8,040		Other Securities	318,887	0.5
		China: 13.0%
4,466	@	Alibaba Group Holding Ltd. ADR	766,991	1.3
897,380		China Construction Bank	789,520	1.3
68,500		China Mobile Ltd.	726,976	1.2
811,123		Industrial & Commercial Bank of China	609,537	1.0
754,000		PetroChina Co., Ltd.	483,127	0.8
4,025,431		Other Securities(a)	4,423,343	7.4
			7,799,494	13.0
		Denmark: 0.4%
5,649		Other Securities	269,174	0.4
		Finland: 0.3%
31,188		Other Securities	193,452	0.3
		France: 8.5%
26,686		AXA S.A.	773,747	1.3
7,186		BNP Paribas	546,336	0.9
44,104		Engie SA	736,450	1.2
29,082		Orange SA	493,772	0.8
11,602		Total S.A.	601,996	1.0
5,622		Vinci S.A.	517,276	0.9
33,001		Other Securities(a)	1,445,433	2.4
			5,115,010	8.5
		Germany: 5.7%
4,621		Deutsche Boerse AG	494,385	0.8
11,238		Deutsche Post AG	466,662	0.8
24,557		Deutsche Telekom AG	444,111	0.7
3,159		Muenchener Rueckversicherungs- Gesellschaft AG	652,453	1.1
20,617		Other Securities	1,357,613	2.3
			3,415,224	5.7
		Hong Kong: 2.8%
97,040		AIA Group Ltd.	747,383	1.2
2,793,426		Other Securities(a)	934,963	1.6
			1,682,346	2.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		India: 3.1%
439,787		Other Securities	$1,865,603	3.1
		Indonesia: 1.4%
1,112,900		Other Securities	835,043	1.4
		Italy: 2.3%
128,914		Enel S.p.A.	781,008	1.3
93,405		Other Securities	609,333	1.0
			1,390,341	2.3
		Malaysia: 1.4%
1,034,228		Other Securities	869,358	1.4
		Netherlands: 3.0%
13,934	#	ABN AMRO Group NV	390,389	0.6
29,437		Koninklijke Ahold Delhaize NV	529,177	0.9
27,257		Royal Dutch Shell PLC - Class B	760,755	1.3
1,900		Other Securities	144,216	0.2
			1,824,537	3.0
		New Zealand: 0.5%
52,194		Other Securities	306,596	0.5
		Norway: 1.0%
22,642		Other Securities	588,081	1.0
		Singapore: 0.5%
210,000		Other Securities	288,898	0.5
		South Korea: 5.6%
337		Samsung Electronics Co., Ltd.	693,719	1.2
88,368		Other Securities	2,657,572	4.4
			3,351,291	5.6
		Spain: 3.1%
12,536		ACS Actividades de Construccion y Servicios S.A.	474,533	0.8
126,039		Other Securities	1,400,260	2.3
			1,874,793	3.1
		Sweden: 2.1%
44,016		Svenska Handelsbanken AB	658,890	1.1
85,537		Other Securities(a)	596,945	1.0
			1,255,835	2.1
		Switzerland: 5.6%
8,828		Julius Baer Group Ltd.	493,648	0.8
9,351		Novartis AG	788,356	1.3
2,955		Roche Holding AG	750,779	1.3
28,198		UBS Group AG	464,616	0.8
15,306		Other Securities	850,547	1.4
			3,347,946	5.6

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan: 3.7%
286,000	Cathay Financial Holding Co., Ltd.	$468,221	0.8
88,389	Taiwan Semiconductor Manufacturing Co., Ltd.	636,180	1.1
665,394	Other Securities	1,103,998	1.8
		2,208,399	3.7
	United Kingdom: 11.8%
59,342	Aviva PLC	401,285	0.7
39,003	GlaxoSmithKline PLC	773,806	1.3
30,006	HSBC Holdings PLC	290,899	0.5
37,200	HSBC Holdings PLC (HKD)	361,025	0.6
131,035	J Sainsbury PLC	398,878	0.6
25,018	Prudential PLC	587,276	1.0
6,560	Rio Tinto PLC	318,628	0.5
21,615	SSE PLC	398,375	0.6
168,342	Vodafone Group PLC	481,743	0.8
28,928	WPP PLC	527,560	0.9
399,680	Other Securities(a)	2,575,532	4.3
		7,115,007	11.8
	United States: 12.0%
24,015	Cisco Systems, Inc.	773,523	1.3
14,228	Coach, Inc.	593,308	1.0
15,257	Coca-Cola Co.	694,956	1.2
4,661	Deere & Co.	540,350	0.9
11,556	Dow Chemical Co.	770,207	1.3
19,726	Exelon Corp.	747,024	1.2
11,726	Hartford Financial Services Group, Inc.	634,025	1.1
20,048	Pfizer, Inc.	680,028	1.1
3,672	Rockwell Automation, Inc.	602,428	1.0
6,936	Schlumberger Ltd.	440,505	0.7
14,392	Wells Fargo & Co.	735,000	1.2
		7,211,354	12.0
	Total Common Stock (Cost $58,000,437)	58,507,544	97.3
PREFERRED STOCK: 1.1%
	South Korea: 1.1%
4,555	Other Securities	633,319	1.1
	Total Preferred Stock (Cost $461,041)	633,319	1.1
	Total Long-Term Investments (Cost $58,461,478)	59,140,863	98.4

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
721,275	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.910%†† (Cost $721,275)	$721,275	1.2
	Total Short-Term Investments (Cost $721,275)	721,275	1.2
	Total Investments in Securities (Cost $59,182,753)	$59,862,138	99.6
	Assets in Excess of Other Liabilities	245,653	0.4
	Net Assets	$60,107,791	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
††
Rate shown is the 7-day yield as of August 31, 2017.

#
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

@
Non-income producing security.

ADR
American Depositary Receipt

(a)
The grouping contains non-income producing securities.

Sector Diversification	Percentage of Net Assets
Financials	27.8%
Industrials	10.2
Information Technology	8.7
Consumer Staples	8.5
Health Care	7.3
Consumer Discretionary	7.1
Utilities	7.1
Telecommunication Services	6.2
Materials	6.1
Energy	6.1
Real Estate	3.3
Short-Term Investments	1.2
Assets in Excess of Other Liabilities	0.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2017 (Unaudited) (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of August 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$4,980,826	$—	$4,980,826
Austria	—	400,049	—	400,049
Belgium	—	318,887	—	318,887
China	766,991	7,032,503	—	7,799,494
Denmark	—	269,174	—	269,174
Finland	—	193,452	—	193,452
France	—	5,115,010	—	5,115,010
Germany	—	3,415,224	—	3,415,224
Hong Kong	200,492	1,481,854	—	1,682,346
India	—	1,865,603	—	1,865,603
Indonesia	—	835,043	—	835,043
Italy	—	1,390,341	—	1,390,341
Malaysia	231,364	637,994	—	869,358
Netherlands	—	1,824,537	—	1,824,537
New Zealand	—	306,596	—	306,596
Norway	—	588,081	—	588,081
Singapore	—	288,898	—	288,898
South Korea	—	3,351,291	—	3,351,291
Spain	237,397	1,637,396	—	1,874,793
Sweden	88,509	1,167,326	—	1,255,835
Switzerland	—	3,347,946	—	3,347,946
Taiwan	—	2,208,399	—	2,208,399
United Kingdom	—	7,115,007	—	7,115,007
United States	7,211,354	—	—	7,211,354
Total Common Stock	8,736,107	49,771,437	—	58,507,544
Preferred Stock	—	633,319	—	633,319
Short-Term Investments	721,275	—	—	721,275
Total Investments, at fair value	$9,457,382	$50,404,756	$—	$59,862,138
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(312,460)	$—	$(312,460)
Total Liabilities	$—	$(312,460)	$—	$(312,460)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2017 (Unaudited) (continued)

At August 31, 2017, the following OTC written equity options were outstanding for Voya International High Dividend Equity Income Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
S&P/ASX 200 Index	Morgan Stanley & Co. International PLC	Call	09/07/17	5,627.300 AUD	800	4,571,618	$45,138	$(59,919)
EURO STOXX 50® Index	Morgan Stanley & Co. International PLC	Call	09/07/17	3,431.000 EUR	1,500	5,132,205	95,675	(33,072)
FTSE 100 Index	Societe Generale	Call	09/07/17	7,377.000 GBP	610	4,532,678	63,540	(55,014)
Hang Seng Index	Societe Generale	Call	09/07/17	27,006.000 HKD	600	16,782,180	27,146	(75,258)
Korea Stock Exchange KOSPI 200 Index	Societe Generale	Call	09/07/17	303.700 KRW	7,200,000	2,219,616,000	25,437	(34,608)
Taiwan Stock Exchange Weighted Index	Societe Generale	Call	09/07/17	10,244.750 TWD	4,900	51,870,322	17,712	(54,589)
							$274,648	$(312,460)

Currency Abbreviations
AUD − Australian Dollar
EUR − EU Euro
GBP − British Pound
HKD − Hong Kong Sar Dollar
KRW − South Korean Won
TWD − Taiwan New Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$312,460
Total Liability Derivatives		$312,460

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(635,988)
Total	$(635,988)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$22,912
Total	$22,912

See Accompanying Notes to Financial Statements

Voya International High Dividend	SUMMARY PORTFOLIO OF INVESTMENTS
Equity Income Fund	as of August 31, 2017 (Unaudited) (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2017:
	Morgan Stanley & Co. International PLC	Societe Generale	Totals
Liabilities:
Written options	$92,991	$219,469	$312,460
Total Liabilities	$92,991	$219,469	$312,460
Net OTC derivative instruments by counterparty, at fair value	$(92,991)	$(219,469)	$(312,460)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$110,000	$110,000
Net Exposure(1)	$(92,991)	$(109,469)	$(202,460)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

Supplemental Option Information (Unaudited)
Supplemental Call Option Statistics as of August 31, 2017:
% of Total Net Assets against which calls written	35.46%
Average Days to Expiration at time written	27
Average Call Moneyness* at time written	ATM
Premiums received for calls	$274,648
Value of calls	$(312,460)

*
“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya International High Dividend Equity Income Fund was held July 6, 2017, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
Class I Trustees		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	Voya International High Dividend Equity Income Fund
	Martin J. Gavin	1*	6,072,000.880	424,660.000	0.000	0.000	6,496,660.880
	Patrick W. Kenny	1*	5,857,917.880	638,743.000	0.000	0.000	6,496,660.880
	Shaun P. Mathews	1*	5,860,018.880	636,642.000	0.000	0.000	6,496,660.880
	Roger B. Vincent	1*	6,071,701.880	424,959.000	0.000	0.000	6,496,660.880

*
Proposal Passed

After the July 6, 2017 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, Russell H. Jones, Joseph E. Obermeyer, Sheryl K. Pressler and Christopher P. Sullivan.

ADDITIONAL INFORMATION (Unaudited)

During the reporting period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.
The Fund was granted exemptive relief by the SEC (the “Order”) which, under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common
Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays monthly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided

ADDITIONAL INFORMATION (Unaudited) (continued)

that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDER 2017 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
January 17, 2017	February 1, 2017	February 3, 2017	February 15, 2017
February 15, 2017	March 1, 2017	March 3, 2017	March 15, 2017
Declaration Date	Ex Date	Record Date	Payable Date
March 15, 2017	April 3, 2017	April 5, 2017	April 17, 2017
April 17, 2017	May 1, 2017	May 3, 2017	May 15, 2017
May 15, 2017	June 1, 2017	June 5, 2017	June 15, 2017
June 15, 2017	July 3, 2017	July 6, 2017	July 17, 2017
July 17, 2017	August 1, 2017	August 3, 2017	August 15, 2017
August 15, 2017	September 1, 2017	September 6, 2017	September 15, 2017
September 15, 2017	October 3, 2017	October 4, 2017	October 16, 2017
October 16, 2017	November 1, 2017	November 2, 2017	November 15, 2017
November 15, 2017	December 1, 2017	December 4, 2017	December 15, 2017
December 15, 2017	December 28, 2017	December 29, 2017	January 16, 2018
Record date will be one business day after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IID).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.
Number of Shareholders
The number of record holders of common stock as of August 31, 2017 was 6, which does not include approximately 5,153 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on July 28, 2017 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163321         (0817-102417)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Voya International High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Australia: 8.3%
31,909		Australia & New Zealand Banking Group Ltd.	746,954	1.2
72,350		Charter Hall Group	326,881	0.6
38,078		Coca-Cola Amatil Ltd.	244,037	0.4
64,892		Insurance Australia Group Ltd.	331,155	0.6
113,503		Metcash Ltd.	245,445	0.4
245,211		Nine Entertainment Co. Holdings Ltd.	266,449	0.4
23,573		QBE Insurance Group Ltd.	195,762	0.3
10,923		Rio Tinto Ltd.	592,191	1.0
82,187	@	Santos Ltd.	247,441	0.4
92,320		Scentre Group	283,951	0.5
229,789		Sigma Healthcare Ltd.	156,653	0.3
149,115		Spark Infrastructure Group	320,379	0.5
28,628		Suncorp Group Ltd.	297,284	0.5
29,181		Westpac Banking Corp.	726,244	1.2
			4,980,826	8.3

		Austria: 0.7%
9,459	@	Erste Group Bank AG	400,049	0.7

		Belgium: 0.5%
3,623		Ageas	168,197	0.3
4,417		Ontex Group NV	150,690	0.2
			318,887	0.5

		China: 13.0%
677,000		Agricultural Bank of China Ltd.	319,388	0.5
4,466	@	Alibaba Group Holding Ltd. ADR	766,991	1.3
59,000		Beijing Enterprises Holdings Ltd.	330,199	0.6
678,000		China BlueChemical Ltd.	209,270	0.4
897,380		China Construction Bank	789,520	1.3
68,500		China Mobile Ltd.	726,976	1.2
104,000		China Overseas Land & Investment Ltd.	364,759	0.6
1		China Overseas Property Holdings Ltd.	–	–
124,000		China Resources Land Ltd.	388,744	0.6
175,030		China State Construction International Holdings Ltd.	254,052	0.4
220,000	@	China Unicom Hong Kong Ltd.	319,610	0.5
286,000		COSCO Shipping Ports, Ltd.	338,574	0.6
39,000		Hengan International Group Co., Ltd.	326,430	0.5
811,123		Industrial & Commercial Bank of China	609,537	1.0
418,000		Lenovo Group Ltd.	229,175	0.4
604,500		Parkson Retail Group Ltd.	91,948	0.2
754,000		PetroChina Co., Ltd.	483,127	0.8
102,000		Shanghai Industrial Holdings Ltd.	310,952	0.5
104,900		Shanghai Pharmaceuticals Holding Co. Ltd.	258,194	0.4
170,000		Shimao Property Holdings Ltd.	351,600	0.6
264,000		Zhejiang Expressway Co., Ltd.	330,448	0.6
			7,799,494	13.0

		Denmark: 0.4%
5,649		Novo Nordisk A/S	269,174	0.4

		Finland: 0.3%
31,188		Nokia OYJ - Finland	193,452	0.3

		France: 8.5%
26,686		AXA S.A.	773,747	1.3
7,186		BNP Paribas	546,336	0.9
1,516		Cap Gemini SA	168,068	0.3
5,572		Carrefour S.A.	112,398	0.2
6,799		Cie de Saint-Gobain	372,730	0.6
44,104		Engie SA	736,450	1.2
5,773	@	Eutelsat Communications	167,857	0.3
2,572		Danone	202,634	0.3
29,082		Orange SA	493,772	0.8
2,769		Sanofi	269,978	0.4
8,000		Suez	151,768	0.3
11,602		Total S.A.	601,996	1.0
5,622		Vinci S.A.	517,276	0.9
			5,115,010	8.5

		Germany: 5.7%
2,483		Bayer AG	318,255	0.5
4,678		Daimler AG	341,362	0.6
4,621		Deutsche Boerse AG	494,385	0.8
11,238		Deutsche Post AG	466,662	0.8
24,557		Deutsche Telekom AG	444,111	0.7
5,922		Evonik Industries AG	192,178	0.3
2,377		LEG Immobilien AG	240,449	0.4
583		Linde AG	111,939	0.2
3,159		Muenchener Rueckversicherungs-Gesellschaft AG	652,453	1.1
4,574		ProSiebenSat.1 Media SE	153,430	0.3
			3,415,224	5.7

		Hong Kong: 2.8%
97,040		AIA Group Ltd.	747,383	1.3
28,993		CLP Holdings Ltd.	306,313	0.5
1,770,000	@	Emperor Watch & Jewellery Ltd.	82,767	0.1
934,000		Hutchison Telecommunications Hong Kong Holdings Ltd.	341,814	0.6
433		Link REIT	3,577	0.0
60,000		Television Broadcasts Ltd.	200,492	0.3
			1,682,346	2.8

		India: 3.1%
84,147		Coal India Ltd.	312,820	0.5
47,109		GAIL India Ltd.	279,137	0.5
72,008		ICICI Bank Ltd.	337,682	0.6

Voya International High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		India: (continued)
70,812		ITC Ltd.	312,913	0.5
120,114		NTPC Ltd.	317,415	0.5
45,597		Tech Mahindra Ltd.	305,636	0.5
			1,865,603	3.1

		Indonesia: 1.4%
606,700		Bank Negara Indonesia Persero Tbk PT	335,215	0.5
151,100		Indo Tambangraya Megah PT	220,530	0.4
355,100		Semen Indonesia Persero Tbk PT	279,298	0.5
			835,043	1.4

		Italy: 2.3%
128,914		Enel S.p.A.	781,008	1.3
9,922		ENI S.p.A.	155,835	0.3
77,410		Intesa Sanpaolo SpA - ISP	262,072	0.4
6,073		Prysmian S.p.A.	191,426	0.3
			1,390,341	2.3

		Malaysia: 1.4%
439,128		Berjaya Sports Toto BHD	231,364	0.4
196,000		CIMB Group Holdings Bhd	325,672	0.5
399,100		IJM Corp. Bhd	312,322	0.5
			869,358	1.4

		Netherlands: 3.0%
13,934	#	ABN AMRO Group NV	390,389	0.6
1,900		Koninklijke DSM NV	144,216	0.2
29,437		Koninklijke Ahold Delhaize NV	529,177	0.9
27,257		Royal Dutch Shell PLC - Class B	760,755	1.3
			1,824,537	3.0

		New Zealand: 0.5%
52,194		Fletcher Building Ltd.	306,596	0.5

		Norway: 1.0%
15,385		Statoil ASA	291,144	0.5
7,257		Yara International ASA	296,937	0.5
			588,081	1.0

		Singapore: 0.5%
210,000		First Resources Ltd.	288,898	0.5

		South Korea: 5.6%
28,507		DGB Financial Group, Inc.	278,337	0.5
14,425		Hite Jinro Co. Ltd.	334,235	0.6
9,910		Kangwon Land, Inc.	303,464	0.5
7,795		Korea Electric Power Corp.	297,872	0.5
11,039		KT Corp.	305,523	0.5
7,294		LG Display Co., Ltd.	202,385	0.3
1,047		POSCO	318,227	0.5
337		Samsung Electronics Co., Ltd.	693,718	1.2
1,165		Samsung Fire & Marine Insurance Co. Ltd.	286,177	0.5
7,186		Shinhan Financial Group Co., Ltd.	331,353	0.5
			3,351,291	5.6

		Spain: 3.1%
15,314		Abertis Infraestructuras S.A.	309,943	0.5
12,536		ACS Actividades de Construccion y Servicios S.A.	474,532	0.8
20,838		Banco Bilbao Vizcaya Argentaria S.A.	184,391	0.3
27,078		Banco Santander SA	176,480	0.3
9,956		Ebro Foods SA	237,398	0.4
19,675		Prosegur Cia de Seguridad SA	134,102	0.2
33,178		Telefonica S.A.	357,947	0.6
			1,874,793	3.1

		Sweden: 2.1%
3,188	@	Essity AB	88,509	0.2
3,188		Svenska Cellulosa AB SCA	26,600	0.0
44,016		Svenska Handelsbanken AB	658,890	1.1
13,062		Telefonaktiebolaget LM Ericsson	76,603	0.1
58,809		Telia Co. AB	280,632	0.5
7,290		Volvo AB - B Shares	124,601	0.2
			1,255,835	2.1

		Switzerland: 5.6%
10,352		Credit Suisse Group AG	151,997	0.3
8,828		Julius Baer Group Ltd.	493,648	0.8
4,169		Nestle S.A.	353,431	0.6
9,351		Novartis AG	788,356	1.3
2,955		Roche Holding AG	750,779	1.2
57		SGS S.A.	127,231	0.2
28,198		UBS Group AG	464,616	0.8
728		Zurich Insurance Group AG	217,888	0.4
			3,347,946	5.6

		Taiwan: 3.7%
22,000		Catcher Technology Co., Ltd.	281,395	0.5
286,000		Cathay Financial Holding Co., Ltd.	468,221	0.8
508,782		CTBC Financial Holding Co. Ltd.	330,128	0.5
27,612		MediaTek, Inc.	248,305	0.4
107,000		Quanta Computer, Inc.	244,170	0.4
88,389		Taiwan Semiconductor Manufacturing Co., Ltd.	636,180	1.1
			2,208,399	3.7

		United Kingdom: 11.8%
2,628		AstraZeneca PLC	154,073	0.2
59,342		Aviva PLC	401,285	0.7
128,389		Barclays PLC	317,516	0.5
22,852		BP PLC	132,001	0.2
8,905		Diageo PLC	297,853	0.5
6,663		easyJet PLC	103,265	0.2
39,003		GlaxoSmithKline PLC	773,806	1.3
30,006		HSBC Holdings PLC	290,899	0.5
37,200		HSBC Holdings PLC (HKD)	361,025	0.6
131,035		J Sainsbury PLC	398,878	0.7
3,700		Johnson Matthey PLC	132,386	0.2
97,541		Kingfisher PLC	376,899	0.6

See Accompanying Notes to Financial Statements

Voya International High Dividend Equity Income Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2017 (Unaudited) (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: (continued)
33,231	Marks & Spencer Group PLC	137,583	0.2
36,353	@ Mitie Group PLC	126,211	0.2
25,018	Prudential PLC	587,276	1.0
6,560	Rio Tinto PLC	318,628	0.5
15,592	Sage Group PLC	139,653	0.2
21,615	SSE PLC	398,375	0.7
5,045	Smiths Group PLC	100,814	0.2
12,035	Tate & Lyle PLC	106,266	0.2
21,839	UBM PLC	187,416	0.3
2,575	Unilever PLC	150,236	0.2
168,342	Vodafone Group PLC	481,743	0.8
2,332	Whitbread PLC	113,360	0.2
28,928	WPP PLC	527,560	0.9
		7,115,007	11.8

	United States: 12.0%
24,015	Cisco Systems, Inc.	773,523	1.3
14,228	Coach, Inc.	593,308	1.0
15,257	Coca-Cola Co.	694,956	1.2
4,661	Deere & Co.	540,350	0.9
11,556	Dow Chemical Co.	770,207	1.3
19,726	Exelon Corp.	747,024	1.2
11,726	Hartford Financial Services Group, Inc.	634,025	1.1
20,048	Pfizer, Inc.	680,028	1.1
3,672	Rockwell Automation, Inc.	602,428	1.0
6,936	Schlumberger Ltd.	440,505	0.7
14,392	Wells Fargo & Co.	735,000	1.2
		7,211,354	12.0

	Total Common Stock
	(Cost $58,000,437)	58,507,544	97.3

PREFERRED STOCK: 1.1%
	South Korea: 1.1%
1,516	Hyundai Motor Co.	129,849	0.2
2,895	Hyundai Motor Co.- Series 2	262,389	0.5
144	Samsung Electronics Co., Ltd. - Pref	241,081	0.4

	Total Preferred Stock
	(Cost $461,041)	633,319	1.1

	Total Long-Term Investments
	(Cost $58,461,478)	59,140,863	98.4

SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
721,275	BlackRock Liquidity Funds, FedFund, Institutional Class, 0.910%††
	(Cost $721,275)	721,275	1.2

	Total Short-Term Investments
	(Cost $721,275)	721,275	1.2

	Total Investments in Securities (Cost $59,182,753)	$59,862,138	99.6
	Assets in Excess of Other Liabilities	245,653	0.4
	Net Assets	$60,107,791	100.0

††	Rate shown is the 7-day yield as of August 31, 2017.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya International High Dividend Equity Income Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 8, 2017

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 8, 2017